UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

Atacama Resources International, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192217	46-3105245
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10820 68th Place Kenosha, WI	53142
(address of principal executive offices)	(zip code)

(613) 868-6157

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On July 11, 2016, the Company engaged Frank Ploeger of Canadian Exploration Services Ltd. as a consulting geologist to analyze core samples obtained from drilling projects conducted by the Company.  Mr. Ploeger wrote two reports regarding the contents of three mining properties owned by the Company, located in Kirkland Lake, Ontario.  The reports indicate that it is probable that these properties contain a significant concentration of high grade gold, and recommend further exploration to map out areas with the highest likelihood of gold concentration.

The Company will be meeting with their project manager on site in September 2016 regarding these reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Atacama Resources International, Inc.

Dated: September 7, 2016

/s/Glenn Grant_______________

Glenn Grant

Principal Executive Officer